SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                       FORM 8-K

                                     CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

         Date of report  (Date of earliest event reported):  August 13, 1997

                                WATERFORD GAMING FINANCE CORP.
                     (Exact name of Registrant as specified in its charter)

      Delaware                         333-17795-01             06-1485836
(state or other jurisdiction           (Commission              (I.R.S.
incorporation or organization)         file number)             employer
                                                                identification
                                                                number)

  914 Hartford Turnpike
      P.O. Box 715
      Waterford, CT                                             06385
(Address of Principal Executive Offices)                        (zip code)

Registrant's telephone number, including area code:             (860)442-4559



Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its quarterly report on Form 10-Q for the period ended June 30, 1997, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-Q SEC file reference no. 033-80655.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WATERFORD GAMING FINANCE CORP.


Date: 8/15/97                        By:/s/Len Wolman
                                        Len Wolman, Chief Executive Officer